Q2 2011 EARNINGS CONFERENCE CALL Aspen Insurance Holdings Limited July 28, 2011 AHL: NYSE Exhibit 99.3

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SAFE HARBOR DISCLOSURE
This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.
Non-GAAP Financial Measures
In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
This  presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws.
These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project,"
"anticipate," "seek," "will," "estimate," "may," "continue," “guidance,” and similar expressions of a future or forward-looking nature.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries’ ratings with Standard & Poor’s (“S&P”), A.M. Best Company, Inc. (“A.M. Best”) or Moody’s
Investor Service (“Moody’s”); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.
In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business.  Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen’s ultimate losses will remain within the stated amounts.
herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at
www.aspen.bm.

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FINANCIAL HIGHLIGHTS:  Q2 2011
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(US$ in millions, except per share data)
(*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders’ equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm
Quarter Ended June 30 2011 2010 Change
Gross Written Premiums
582.2 545.4 6.7%
Net Written Premiums
525.7 538.8 (2.4%)
Net Earned Premiums
459.8 479.9 (4.2%)
Underwriting Income / (Loss)
(22.9) 62.8 (136.5%)
Net Investment Income
58.6 57.5 1.9%
Net Income / (Loss) after Tax
10.2 108.9 (90.6%)
Financial Ratios
Loss Ratio
71.0% 57.7% -
Expense Ratio
34.0% 29.2% -
Combined Ratio
105.0% 86.9% -
Annualized Operating ROE*
4.4% 15.6% -
Operating EPS*
0.36 1.23 (70.7%)
Diluted Book Value per Share*
37.43 36.96 1.3%

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FINANCIAL HIGHLIGHTS:  H1 2011
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(US$ in millions, except per share data)
(*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders’ equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm
Six Months Ended June 30 2011 2010 Change
Gross Written Premiums
1,253.5 1,248.2 0.4%
Net Written Premiums
1,035.3 1,118.9 (7.5%)
Net Earned Premiums
912.2 947.5 (3.7%)
Underwriting Income
(242.2) 14.6 NM
Net Investment Income
114.1 116.9 (2.4%)
Net Income after Tax
(141.5) 127.2 (211.2%)
Financial Ratios
Loss Ratio
93.8% 69.2% -
Expense Ratio
32.8% 29.2% -
Combined Ratio
126.6% 98.4% -
Annualized Operating ROE*
(11.4%) 7.8% -
Operating EPS*
(1.98) 1.24 (259.7%)
Diluted Book Value per Share*
37.43 36.96 1.3%

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GROWTH IN BOOK VALUE PER SHARE AND NET INCOME ROE
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(*) Note: See Aspen's quarterly financial supplement for a reconciliation of average equity to closing shareholders’ equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm
0
5
10
15
20
25
30
35
40
45
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
-30%
-20%
-10%
0%
10%
20%
30%
40%
BVPS(LH Scale) Annualized Net Income ROE (RH Scale)*
2006 2007
2009
2008
2010 2011

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BUSINESS PERFOMANCE AND MARKET OUTLOOK
:
Q2 2011
Information reflecting Aspen’s portfolios as at June 30, 2011
Key located on page 21
6
Reinsurance Q3'10 Q4'10 Q1'11 Q2'11 Q3'10 Q4'10 Q1'11 Q2'11 Q3'10 Q4'10 Q1'11 Q2'11 Q3'10 Q4'10 Q1'11 Q2'11 Q3'10 Q4'10 Q1'11 Q2'11 Q3'10 Q4'10 Q1'11 Q2'11
Property Catastrophe Reinsurance
Other Property Reinsurance
Casualty Reinsurance
Specialty Reinsurance
Insurance
Property Insurance
Casualty Insurance
Marine, Energy & Transportation Insurance
Financial & Professional Lines Insurance
Marine Hull
Aviation
Information Reflecting Aspen's Current InforcePortfolios as 30th June 2011
Specie
Financial Institutions
Professional Lines Insurance (UK)
Financial & Political Risks Insurance
Professional Indemnity Insurance (US)
Excess Casualty Insurance
US Casualty E&S Insurance
MEC Liability
Energy Property
UK Commercial Property & Construction
Agriculture
US Property (E&S)
UK Liability Insurance
US Casualty Treaty
Global Casualty Facultative
Credit and Surety Reinsurance
Specialty Reinsurance
Treaty Catastrophe
Treaty Risk Excess
Treaty Pro Rata
Global Property Facultative
International Casualty Treaty
Terms & Conditions
4
Volume change
5
Outlook
6
Performance
1
Absolute Pricing
2
Relative Price Movement
3
*MEC - Marine, Energy & Construction
1 - 12 months rolling RORAC
2 - Ratio In force Actual to Technical (or modelled) price
3 - Relative Price Movement for all in-force renewed contracts
4 - Terms and Conditions
5 - Change in rolling GWP for last 4 quarters vs. rolling GWP from previous 4 quarters
6 - Outlook (Absolute Pricing * Forecast Relative Price Movement)

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FINANCIAL HIGHLIGHTS: GROUP SUMMARY Q2 2011
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Reinsurance
51.5 44.6
80.7
70.9
79.5
91.2
93.0
59.9
0
100
200
300
400
Q2 2010 Q2 2011
Property Catastrophe Casualty
Other Property Specialty
283.3 288.0
Total
283.3 288.0
262.1
294.2
0
200
400
600
800
Q2 2010 Q2 2011
Aspen Re Aspen Insurance
545.4
582.2
Insurance
69.3 73.6
44.7
32.9
118.1 130.3
57.4
30.0
0
100
200
300
400
Q2 2010 Q2 2011
Property Casualty
Marine, Energy and Transportation Financial and Professional Lines
262.1
294.2

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FINANCIAL HIGHLIGHTS: GROUP SUMMARY H1 2011

Reinsurance
237.4 244.0
226.0
183.2
154.4
135.7
162.2
155.6
0
200
400
600
800
1000
YTD 2010 YTD 2011
Property Catastrophe Casualty Reinsurance
Other Property Reinsurance Specialty Reinsurance
773.4
725.1
Insurance
106.0 112.2
81.9
52.5
228.7
254.1
58.2
109.6
0
200
400
600
YTD 2010 YTD 2011
Property Casualty
Marine, Energy and Transportation Financial and Professional Lines
474.8
528.4
Total
528.4
725.1
773.4
474.8
0
500
1000
1500
YTD 2010 YTD 2011
Aspen Re Aspen Insurance
1,248.2
1,253.5

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FINANCIAL HIGHLIGHTS: GROUP SUMMARY Q2 2011
Q2 2010 Q2 2011
9
Underwriting Revenues
545
6
539
480
582
56
526
460
0
200
400
600
800
GWP Premiums
Ceded
NWP NEP
Expenses
277
78
52
10
417
326
87
14
483
56
0
200
400
600
Loss & Loss
Expenses
Acquisition
Expenses
General
Admin
Expenses
Corporate
Expenses
Total
Expenses
Income
118
121
109
92
35
11 10
(6)
-40
0
40
80
120
160
Operating
Income Before
Tax
Income Before
Tax
Income After Tax Retained Income
Contribution
63
58
(23)
59
-40
-20
0
20
40
60
80
Underwriting Income Net Investment Income

Underwriting Revenues
1,248
129
1,119
948
1,254
219
1,035
912
0
200
400
600
800
1,000
1,200
1,400
GWP Premiums
Ceded
NWP NEP
Expenses
656
162
95
20
933
855
168
109
1,154
22
0
400
800
1,200
1,600
Loss & Loss
Expenses
Acquisition
Exp Admin
Expenses
Corporate
Expenses
Total
Underwriting
Expenses
Income
125
141
127
92
(145)
(157)
(142)
(174)
-200
-100
0
100
200
Operating
Income Before
Tax
Income Before
Tax
Income After
Tax
Retained Income
Contribution
15
117
(242)
114
-300
-200
-100
0
100
200
Underwriting Income Net Investment Income
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FINANCIAL HIGHLIGHTS: GROUP SUMMARY H1 2011
H1 2010 H1 2011

General

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KEY PERFORMANCE METRICS: Q2 2011 AND H1 2011
Q2 2010 Q2 2011
H1  2010 H1 2011
11
Ratio Analysis
69.2
17.1
12.1
98.4
93.8
18.4
14.4
126.6
0
20
40
60
80
100
120
140
Loss Ratio Acquisition
Expense Ratio
General,
Administrative
and Corporate
Expense Ratio
Combined
Ratio
Ratio Analysis
57.7
16.2
13.0
86.9
71.0
18.9
15.1
105.0
0
20
40
60
80
100
120
Loss Ratio Acquisition
Expense Ratio
General,
Administrative
and Corporate
Expense Ratio
Combined
Ratio

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RESULTS BY BUSINESS SEGMENT: Q2 2011
(*) Underwriting income is calculated as underwriting revenues, less underwriting expenses.
Q2 2010 Q2 2011
GWP
283
262
288
294
240
250
260
270
280
290
300
Reinsurance Insurance
Underwriting Income *
67
6
5
(14)
-20
0
20
40
60
80
Reinsurance Insurance

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RESULTS BY BUSINESS SEGMENT: H1 2011
(*) Underwriting income is calculated as underwriting revenues, less underwriting expenses.
GWP
773
475
725
529
0
100
200
300
400
500
600
700
800
900
Reinsurance Insurance
Underwriting Income *
27
5
8
(226)
-240
-190
-140
-90
-40
10
60
Reinsurance Insurance

H1 2010 H1 2011

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KEY PERFORMANCE METRICS: Q2 2011

Reinsurance
(10.4)% (7.0)%
91 .4%
83.8%
24.2%
-50%
0%
50%
100%
150%
Q2 2010 Q2 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
76.8%
105.2%
Insurance
5.3%
(2.1)%
91.6%
94.9%
4.6%
-50%
0%
50%
100%
150%
Q2 2010 Q2 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
97.4% 96.9%
Total
(7.0)%
(2.2)%
96.2%
89.1%
15.8%
-50%
0%
50%
100%
150%
Q2 2010 Q2 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
105.0%
86.9%

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KEY PERFORMANCE METRICS: H1 2011

Reinsurance
86.2%
19.8%
(6.9)% (8.9)%
82.5%
64.4%
-50%
0%
50%
100%
150%
H1 2010 H1 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
95.4%
141.7%
Insurance
98.0%
95.4%
2.4%
-50%
0%
50%
100%
150%
H1 2010 H1 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
98.6% 97.8%
Total
93.6%
(3.3)% (5.9)%
89.7%
12.0%
38.9%
-50%
0%
50%
100%
150%
H1 2010 H1 2011
Prior year adj. Adj. AY Combined Ratio Catastrophe losses
126.6%
98.4%
2.4%
(1.8%)

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FINANCIAL HIGHLIGHTS: TOTAL INVESTMENT
RETURN – Q2 2011
16
58
6
82
146
59
10
121
-
52
0
30
60
90
120
150
180
Net Investment Income Realized Investment
Gains/Losses
Other-Than-Temporary
Impairment Charges
Movement in Unrealized
Investment Gains/Losses
Total Investment Return
Q2 2010 Q2 2011
Annualized Total Investment
Return for the Quarter of 6.5%

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FINANCIAL HIGHLIGHTS: TOTAL INVESTMENT
RETURN – H1 2011
17
117
18
108
114
18 19
151
243
-50
0
50
100
150
200
250
300
Net Investment Income Realized Investment
Gains/Losses
Other-Than-Temporary
Impairment Charges
Movement in Unrealized
Investment Gains/Losses
Total Investment Return
H1 2010 H1 2011
Annualized Total Investment Return
for the Six Months of 4.1%

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FIXED INCOME PORTFOLIO BY ASSET TYPE
(US$ in millions)
ASSETS : INVESTMENT PORTFOLIO JUNE 30, 2011
TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE 7,457.8
Short-term Securities 202.8 783.4                  66.1                  1,789.5
Equities 178.1 284.9                  1,288.4            111.8
Cash and Cash Equivalents 1,074.1          754.4                  107.2               559.9
193.5
Other Investments (Iris Re) 30.0 33.7
Q2 2011 1,485.0          1,822.7              1,461.7            2,688.4
Q1 2011 1,508.1          1,822.3              1,397.4            2,676.4
Unsecured Credit
Municipal bonds
Bonds backed by foreign
government
Foreign governments
Non-Agency Rated
Commercial Mortgage-
backed securities
Asset-backed securities
FDIC Guaranteed Corporate
bonds
Foreign corporates
Corporate bonds
Agency Debentures
Agency Rated Mortgage-
backed securities (GNMA,
FNMA, FHLB)
U.S. Government
Cash, Short-Term Securites and Other Government/Agency Structured Securities

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ASPEN’S MODELLED WORLDWIDE NATURAL
CATASTROPHE EXPOSURES – MAJOR PERIL ZONES
19
• 1 in 100 Year Tolerance: 17.5% of
Total Shareholders’ Equity
• 1 in 250 Year Tolerance: 25% of
Total Shareholders’ Equity
16.3%
10.4%
10.1%
8.3%
3.8%
1.7%
0% 5% 10% 15% 20%
US All Wind
Japan All Perils
European Wind
California EQ
US Pacific NW EQ
US Eastern EQ
100 year return period as % of Total Shareholders' Equity
20.5%
13.7%
12.8%
12.3%
6.7%
6.3%
0% 5% 10% 15% 20% 25%
US All Wind
European Wind
Japan All Perils
California EQ
US Pacific NW EQ
US Eastern EQ
250 year return period as % of Total Shareholders' Equity
Source: Aspen analysis using RMS v11.0 occurrence exceedance probability as at July 1, 2011 and Shareholders’ Equity of $3,104.6 million at June 30, 2011.
US Wind is a blend of RMS v11 and AIR v12.5 weighted 50% for each model. European Wind remains based on RMS v10 given v11 for this peril has only just been released and is currently being tested

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2011 GUIDANCE

Actual 2010 Results
Initial Guidance Revised Guidance
April 28, 2011
Revised Guidance
July 28, 2011
Gross Written Premium $2.1 billion
$2.1 billion ±
5%
$2.1 billion ±
5%
$2.1 billion ±
5%
% Premium Ceded 9.3% of GEP 8% - 12% of GEP 10% -14% of GEP 11% -14% of GEP
Combined Ratio 96.7% 93% -98% 105% - 110% 109% - 114%
Tax Rate 8.1% 8% to 12% 8% to 12% 8% to 12%
Remaining Cat-Load $181 million
$170 million
(assuming normal loss
experience)
$140 million
(assuming normal loss
experience)
$110 million
(assuming normal loss
experience)
February 8, 2011

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BUSINESS PERFORMANCE AND MARKET OUTLOOK: KEY
Key
Performance
Absolute
Pricing
Relative Price
Movement
Terms and
Conditions
Volume change Outlook
1 2 3 4 5 6
Excellent Excellent Significantly Up Excellent Significantly Up Excellent
Good Good Up Good Up Good
Satisfactory Satisfactory Flat Satisfactory Flat Satisfactory
Of Concern Of Concern Down Of Concern Down Of Concern
Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Unsatisfactory
21